[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Premium Bond


March 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Economic and financial market conditions have changed dramatically since our last annual report to you. A year ago, a booming economy, inflation fears, and rising interest rates had created a difficult environment for U.S. bonds.

     By contrast, conditions became almost ideal for investment-grade bonds during the year ended March 31, 2001. Higher interest rates a year ago slowed the economy dramatically, particularly the technology and manufacturing sectors. Bonds rallied strongly as stock prices and interest rates fell.

     The rally boosted Premium Bond to its highest fiscal year total return since the fund's inception in 1993 (see page 5). The fund's investment team reviews economic and market conditions as well as the fund's strategy and performance beginning on page 3.

     The sudden change in the financial climate also reminded investors about the value of diversification. Risk reduction was easy to ignore during the extended stock rally from 1995 to 2000 but last year reminded everyone that downturns still occur. Investors who are sensitive to overall portfolio volatility should keep some fixed-income securities in their portfolios to absorb the shocks that changing economic conditions can bring.

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is important for us because we think it demonstrates our commitment to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"--the collective wisdom of our investment and service professionals.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
PREMIUM BOND
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Yield ..................................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   12
   Statement of Operations ................................................   13
   Statement of Changes
      in Net Assets .......................................................   14
   Notes to Financial
      Statements ..........................................................   15
   Financial Highlights ...................................................   17
   Independent Auditors'
      Report ..............................................................   18
OTHER INFORMATION
   Retirement Account
      Information .........................................................   19
   Background Information
      Investment Philosophy
         and Policies .....................................................   20
      Comparative Indices .................................................   20
      Lipper Rankings .....................................................   20
      Credit Rating
         Guidelines .......................................................   20
      Investment Team
         Leaders ..........................................................   20
   Glossary ...............................................................   21


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Weakening economic conditions, falling interest rates, and a declining stock market created almost ideal conditions for investment-grade U.S. bonds during the year ended March 31, 2001.

*   Broad U.S. bond indices generally trounced the broadest U.S. stock indices.

* Of the major taxable investment-grade bond sectors, agencys finished on top and Treasurys lagged a bit.

* The investment environment changed dramatically during the period. We went from an aggressive interest rate hike by the Federal Reserve in May 2000 to aggressive cuts in the first quarter of 2001.

* The Treasury yield curve "disinverted" and its slope steepened. Short-term Treasury yields fell in anticipation of further interest rate cuts, while longer-term Treasury yields rose based on expectations of stronger economic growth after the rate cuts are finished.

* Higher inflation and growing demand boosted the performance of Treasury inflation-indexed securities (TIIS).

* The Fed's aggressive interest rate cuts and very attractive values compared with Treasurys helped corporate securities perform better toward the end of the reporting period.

* Other "spread" product, like mortgage-backed and government agency securities, also became more attractive as Treasury yields fell and the Fed's actions inspired bond investors to act more aggressively.

MANAGEMENT Q&A

* Very favorable conditions in the U.S. bond market propelled Premium Bond, its benchmark, and its peer group to exceptional returns (see page 5).

* As you'd expect during a powerful bond rally, the fund's yield fell, but it was still competitive.

* The main difference between the performance of Premium Bond and its benchmark was fund expenses.

* Relatively low fund expenses, plus a relatively smaller weighting in corporate securities compared with the other funds in its Lipper category, helped Premium Bond outperform the average return of the category.

* Reflecting the composition of the U.S. bond market and Premium Bond's benchmark, the fund's largest weighting for much of the year was in mortgage-backed securities.

* The portfolio's largest overweight compared with its benchmark was in corporates, and the biggest underweight was in Treasurys.

* Given current economic conditions and the bond market outlook, our sector valuation preferences suggest heavier weightings in corporates and mortgages and lighter in Treasurys.

[left margin]

                     PREMIUM BOND
                        (ACBPX)
       TOTAL RETURNS:            AS OF 3/31/01
          6 Months                       7.37%*
          1 Year                        12.03%
       30-DAY SEC YIELD:                 5.75%
       INCEPTION DATE:                  4/1/93
       NET ASSETS:              $140.5 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW FOR TAXABLE INVESTMENT-GRADE BONDS

     Weakening economic conditions, falling interest rates, and a declining stock market created almost ideal conditions for investment-grade U.S. bonds during the year ended March 31, 2001.

     The Lehman Brothers Aggregate Bond Index--which reflects the performance of over 6,000 taxable investment-grade U.S. bonds--returned 12.53%, its strongest performance since the mid-1990s. By comparison, the U.S. stock market, represented by the Wilshire 5000 index, lost about a quarter of its value, falling 24.76%.

     Of the major taxable investment-grade bond sectors (fixed-rate mortgage-backed securities, Treasury securities, corporate securities, and government agency securities) agencys led and Treasurys lagged (see the Sector Returns table on the next page). However, all sectors performed well during the year on an absolute basis, with most returns ranging from about 9-13%.

CONDITIONS CHANGED DRAMATICALLY

     The investment environment changed dramatically during the period. In April 2000, the Federal Reserve (the U.S. central bank) was still concerned about unsustainably strong economic growth and the resulting inflation threat. To cool the economy, the Fed continued to raise short-term interest rates through May 2000.

     But by the second half of 2000, it became clear that a sharp economic slowdown was taking place, and the focus of concern shifted from inflation to recession in a matter of weeks. By the fourth quarter of 2000, the annualized rate of economic growth had slumped to just 1% after racing ahead at a 5.6% annual rate as recently as the second quarter of 2000.

     As the economy slumped (accompanied by corporate profit warnings and sharp declines in the U.S. stock market), investors began to anticipate that the Fed would cut interest rates in 2001 to halt the economy's decline. Bond yields fell as demand increased, even for previously struggling sectors like high-yield corporate bonds.

THE FED CUT RATES, THE YIELD CURVE STEEPENED

     To prevent the economy from plunging into a recession, the Fed aggressively cut short-term interest rates three times within 90 days during the first quarter of 2001, by a total of 1.50%.

     Anticipation of further rate cuts and the possibility of an economic rebound later in the year caused the Treasury yield curve to revert to a more normal shape, with short-term Treasury yields significantly lower than long-term yields (see the accompanying graph). The yield curve had "inverted" a year earlier when the Fed's program of interest rate increases boosted short-term yields and the combination of government budget surpluses and Treasury buybacks caused long-term yields to fall.

[right margin]

"THE LEHMAN BROTHERS AGGREGATE BOND INDEX-- WHICH REFLECTS THE PERFORMANCE OF OVER 6,000 TAXABLE INVESTMENT-GRADE U.S. BONDS--RETURNED 12.53%."

[line graph - data below]

"DISINVERTING" TREASURY YIELD CURVE

Years to
Maturity       3/31/00          3/31/01
1               6.10%            4.12%
2               6.48%            4.18%
3               6.42%            4.31%
4               6.37%            4.44%
5               6.32%            4.56%
6               6.25%            4.64%
7               6.19%            4.71%
8               6.13%            4.78%
9               6.07%            4.85%
10              6.01%            4.92%
11              6.00%            4.95%
12              5.99%            4.98%
13              5.98%            5.01%
14              5.97%            5.04%
15              5.96%            5.07%
16              5.95%            5.10%
17              5.94%            5.13%
18              5.93%            5.16%
19              5.92%            5.19%
20              5.91%            5.22%
21              5.90%            5.25%
22              5.89%            5.28%
23              5.88%            5.30%
24              5.87%            5.32%
25              5.86%            5.34%
26              5.85%            5.36%
27              5.84%            5.38%
28              5.83%            5.40%
29              5.83%            5.42%
30              5.83%            5.44%

Source: Bloomberg Financial Markets

"ANTICIPATION OF FURTHER RATE CUTS AND AN ECONOMIC REBOUND CAUSED THE TREASURY YIELD CURVE TO REVERT TO A MORE NORMAL SLOPE."


                                                 www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                    (Continued)

     The recent "disinversion" and steepening of the Treasury yield curve reflect why Treasurys as a group underperformed the other taxable investment-grade bond sectors. Though the graph shows that their yields fell overall for the period, long-term Treasurys suffered losses in the first quarter of 2001 and gave back some of the gains they'd achieved in 2000. The Fed's aggressive interest rate cuts reignited inflation concerns that caused long Treasury yields to rise. Meanwhile, President Bush's budget proposals, and their possible impact on the budget surplus, raised questions about the future of the Treasury buyback program.

HIGHER INFLATION AND DEMAND BOLSTERED TIIS

     Besides short- and intermediate-term Treasurys, the other sector of the Treasury market that performed relatively well during the year ended March 31, 2001, was Treasury inflation-indexed securities (TIIS). TIIS, whose principal values are adjusted for changes in inflation, benefited from several factors.

     First, the consumer price index, on which TIIS' inflation adjustments are based, crept higher during the year, pushing the annualized inflation rate to about 3.5%. That, combined with expectations of stronger economic conditions later this year or next year and growing demand from investors with inflation sensitivity, boosted TIIS returns.

     Second, as gold fell out of favor as an inflation hedge, TIIS gained in popularity, boosting demand. There was also talk of reducing the issuance of TIIS, which increased demand. And finally, most TIIS have intermediate-term maturities, so they outperformed longer-maturity Treasurys.

CORPORATE BONDS BOUNCED BACK

     Other than short-term Treasurys, no taxable investment-grade bond sector benefited more from the Fed's interest rate cuts than corporate bonds. After being in the doghouse for most of 2000 while Treasurys ruled, corporate securities finally began to attract attention. That occurred as Treasury yields fell, corporate yields rose, and it became clear that the Fed was going all out to keep corporate America from sliding into a recession.

     Despite record amounts of corporate bond issuance (to take advantage of the low interest rate environment), the corporate bond turnaround took hold in December 2000 and continued through much of the first quarter of 2001. As corporate bonds rallied, the yield differences (spreads) between corporates and Treasurys narrowed significantly.

OTHER "SPREAD" SECTORS  BENEFITED TOO

     As the Fed cut short-term interest rates, investor confidence grew. Bond investors' appetites for risk and higher yields increased and triggered demand for other "spread" sectors.

     As with corporates, increased demand caused the yield spreads over Treasurys for government agency and mortgage-backed securities to narrow significantly. That happened despite increased agency issuance and heightened mortgage prepayment risk as short-term interest rates fell.

     As reflected by these narrowing spreads, the agency sector outperformed the other big taxable investment-grade sectors for the year, followed by mortgage securities (see the accompanying table).

[left margin]

"TREASURYS AS A GROUP UNDERPERFORMED THE OTHER TAXABLE INVESTMENT-GRADE BOND SECTORS."

TAXABLE INVESTMENT-GRADE U.S. BOND SECTOR RETURNS
FOR THE YEAR ENDED MARCH 31, 2001

LEHMAN AGENCY BOND INDEX           13.35%

LEHMAN FIXED-RATE MORTGAGE-
   BACKED SECURITIES INDEX         12.64%

LEHMAN CORPORATE BOND INDEX        12.24%

LEHMAN TREASURY BOND INDEX         11.95%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Premium Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                            LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)
             PREMIUM BOND      BOND INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      7.37%            7.37%             6.87%             --
1 YEAR          12.03%           12.53%            10.77%        31 OUT OF 180
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          6.31%            6.88%             5.35%        22 OUT OF 145
5 YEARS          6.91%            7.48%             6.38%        32 OUT OF 116
LIFE OF FUND     6.40%            6.92%             6.16%(3)     21 OUT OF 65(3)

The fund's inception date was 4/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 20-21 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $100,000 OVER LIFE OF FUND
Value on 3/31/01
Lehman Aggregate
   Bond Index     $170,783
Premium Bond      $164,190

                                  Lehman Aggregate
                Premium Bond         Bond Index
DATE               VALUE               VALUE
4/1/1993          $100,000            $100,000
6/30/1993         $101,870            $102,650
9/30/1993         $104,620            $105,329
12/31/1993        $104,537            $105,392
3/31/1994         $100,909            $102,368
6/30/1994         $99,537             $101,313
9/30/1994         $100,025            $101,931
12/31/1994        $100,245            $102,319
3/31/1995         $105,427            $107,475
6/30/1995         $112,618            $114,021
9/30/1995         $114,814            $116,255
12/31/1995        $120,382            $121,208
3/31/1996         $117,565            $119,063
6/30/1996         $117,847            $119,741
9/30/1996         $119,969            $121,956
12/31/1996        $123,676            $125,615
3/31/1997         $122,946            $124,912
6/30/1997         $127,028            $129,496
9/30/1997         $131,169            $133,795
12/31/1997        $134,645            $137,729
3/31/1998         $136,664            $139,877
6/30/1998         $139,644            $143,151
9/30/1998         $145,271            $149,206
12/31/1998        $145,213            $149,713
3/31/1999         $144,691            $148,965
6/30/1999         $142,925            $147,654
9/30/1999         $143,783            $148,658
12/31/1999        $143,510            $148,479
3/31/2000         $146,566            $151,761
6/30/2000         $148,149            $154,401
9/30/2000         $152,920            $159,049
9/30/2000         $159,373            $165,745
9/30/2000         $164,190            $170,783

$100,000 investment made 4/1/93

The graph at left shows the growth of a $100,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each graph. Premium Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

                                   Lehman Aggregate
                Premium Bond         Bond Index
DATE               RETURN              RETURN
3/31/1994*          0.92%               2.37%
3/31/1995           4.48%               4.99%
3/31/1996          11.53%              10.79%
3/31/1997           4.57%               4.91%
3/31/1998          11.14%              11.99%
3/31/1999           5.88%               6.49%
3/31/2000           1.30%               1.87%
3/31/2001          12.03%              12.53%

* From 4/1/93 (the fund's inception date) to 3/31/94.


                                                 www.americancentury.com      5


Premium Bond--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Houston]

     An interview with Jeff Houston, a portfolio manager on the Premium Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED MARCH 31, 2001?

     Very favorable conditions in the U.S. bond market (see page 3) propelled Premium Bond and its peer group (180 A-Rated Corporate Debt Funds tracked by Lipper Inc.) to exceptional returns.

     The fund returned 12.03% and the peer group's average gain was 10.77%. Premium Bond's benchmark--the Lehman Brothers Aggregate Bond Index--rose 12.53%.

     By contrast, as of March 31, 2001, Premium Bond's average annual return since its April 1, 1993, inception was 6.40%, the peer group average's was 6.16%, and the benchmark's was 6.92%. (See the previous page for other fund performance comparisons.)

HOW DID THE FUND'S YIELD COMPARE?

     As you'd expect during a powerful bond rally, the yield fell, but it was still competitive. As of March 31, 2001, the fund's 30-day SEC yield was 5.75%, compared with 5.98% for the Lehman Brothers index and the 5.28% average yield of Premium Bond's Lipper category.

PREMIUM BOND TRACKED THE PERFORMANCE OF ITS BENCHMARK PRETTY CLOSELY. WAS THE DIFFERENCE MAINLY FUND EXPENSES?

     That's right. If you add 0.45% (the fund's expense ratio) to the fund's one-year return and yield as of March 31, 2001, you pretty much close the gap.

     However, Premium Bond's fund expenses are much lower than the average of the fund's Lipper category (1.07% as of March 31, 2001). That's helped the fund consistently beat the category's average return and rank in the top third (see the previous page).

WHEN YOU COMPARE THE FUND WITH ITS BENCHMARK AND LIPPER CATEGORY, WHAT ELSE STANDS OUT?

     Premium Bond's similarity to its benchmark and its difference from the funds in its category. The funds in the Lipper category tend to favor corporate securities. By contrast, for much of Premium Bond's fiscal year, the fund and the Lehman Brothers index favored fixed-rate mortgage-backed securities, about 35% in each case as of March 31, 2001 (including the fund's commercial mortgage-backed securities, which are listed as part of the asset-backed securities holdings in this report). Premium Bond's and the index's corporate weightings as of March 31, 2001, were decidedly smaller--29% and 22% respectively.

     That worked out well because for much of the fiscal year, corporates underperformed. Supply and demand imbalances and negative perceptions of corporate financial health hurt the sector.

WHY WERE THE FUND AND THE BENCHMARK WEIGHTED MOST HEAVILY IN MORTGAGE-BACKED SECURITIES (MBS)?

     MBS represented the largest sector (in terms of market value) of the taxable investment-grade U.S. bond market. The Lehman Brothers Aggregate Bond Index mirrors the composition and performance of that market, as the S&P 500

[left margin]

"VERY FAVORABLE CONDITIONS IN THE U.S. BOND MARKET PROPELLED PREMIUM BOND AND ITS PEER GROUP TO EXCEPTIONAL RETURNS."

PORTFOLIO AT A GLANCE
                           3/31/01      3/31/00
NUMBER OF SECURITIES         127          133
WEIGHTED AVERAGE
MATURITY                   8.8 YRS      8.5 YRS
AVERAGE DURATION           4.6 YRS      4.9 YRS
EXPENSE RATIO               0.45%        0.45%

YIELD AS OF MARCH 31, 2001
30-DAY SEC YIELD                   5.75%

Investment terms are defined in the Glossary on pages 21-22.


6      1-800-345-2021


Premium Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

does for U.S. stocks. We chose the Lehman index to be the benchmark for Premium Bond because we wanted the fund to mirror the market.

     But Premium Bond isn't an index fund--its sector weightings don't have to match the benchmark's. Our investment approach is to look for the best values and yields, overweighting sectors that appear attractive and underweighting those that aren't.

     As of March 31, 2001, the largest sectors in the benchmark were MBS (35%), Treasurys (25%), corporates (22%), and government agencys (11%). The fund's biggest under and overweights among these sectors were Treasurys (under, at 18%) and corporates (over, at 29%).

WHY WAS PREMIUM BOND SO UNDERWEIGHT IN TREASURYS? DON'T THEY PERFORM WELL DURING ECONOMIC DOWNTURNS?

     Treasurys often rally in anticipation of worsening economic conditions, not during the downturn itself. Just look at 2000--most of the Fed's interest rate cuts were priced into the market well before the rate cuts actually began.

     Similarly, longer-maturity Treasury prices and yields often anticipate economic recoveries well before they're fully underway. That's why longer-term Treasurys have underperformed in 2001--their yields are already rising in anticipation of stronger economic growth and a greater threat of inflation by next year.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND BOND MARKET?

     Some interesting events transpired in April as we were preparing this report-- the Federal Reserve cut short-term interest rates for the fourth time this year, the U.S. stock market rallied, and economic data seemed to indicate that the manufacturing sector (hit worst by this economic downturn) was showing signs of recovery.

     However, given weakening global economic conditions and the financial difficulties still plaguing corporate America, we think the Fed will cut interest rates at least one more time by June 30 to stimulate growth. Expectations of another cut and the economic rebound it might trigger caused the Treasury yield curve to steepen further in April. (See page 3 for the curve as of March 31, 2001.) That bodes better for corporates and other non-Treasury "spread" product than it does for long-maturity Treasurys.

SO YOUR OVERWEIGHTS AND UNDERWEIGHTS AS OF MARCH 31, 2001, ALREADY TOOK YOUR OUTLOOK INTO ACCOUNT?

     That's right. We wanted to be overweight in spread product in anticipation of getting more income return for the remainder of this year rather than bond price appreciation. But we don't want to be too overweight in corporates because financial conditions are still somewhat unstable. And we don't want to overweight MBS because of the prepayment risk--low interest rates have triggered a mortgage refinancing wave that's causing MBS to effectively mature early and prepay investors.

     To address these risks, we've focused on big, defensive, and easily tradable names in the corporate market, and used high-rated commercial MBS to reduce our exposure to rising prepayments. And in response to inflation concerns, we'll still selectively hold Treasury inflation-indexed securities
(TIIS).

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF MARCH 31, 2001
MORTGAGE-BACKED SECURITIES              29%
CORPORATE BONDS                         29%
U.S. TREASURY SECURITIES                18%
ASSET-BACKED SECURITIES                 13%
GOVT. AGENCY SECURITIES                 10%
OTHER                                    1%

                             AS OF SEPTEMBER 30, 2000
MORTGAGE-BACKED SECURITIES              35%
CORPORATE BONDS                         34%
U.S. TREASURY SECURITIES                11%
ASSET-BACKED SECURITIES                 11%
GOVT. AGENCY SECURITIES                  7%
OTHER                                    2%

Investment terms are defined in the Glossary on pages 21-22.


                                                 www.americancentury.com      7



Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                      Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 29.2%
BANKS -- 1.2%
               $  500,000  Bank of America Corp., 7.40%,
                              1/15/11                               $    525,992
                1,100,000  Citigroup Inc., 7.25%, 10/1/10              1,159,574
                                                                    ------------
                                                                       1,685,566
                                                                    ------------
DEFENSE/AEROSPACE -- 1.1%
                  700,000  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                            721,584
                  750,000  Raytheon Company, 8.20%,
                              3/1/06                                     796,783
                                                                    ------------
                                                                       1,518,367
                                                                    ------------
DRUGS -- 0.8%
                1,100,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                  1,142,868
                                                                    ------------
ELECTRICAL EQUIPMENT -- 0.5%
                  200,000  Anixter International Inc., 8.00%,
                              9/15/03                                    206,141
                  500,000  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03                             500,234
                                                                    ------------
                                                                         706,375
                                                                    ------------
ELECTRICAL UTILITY -- 4.7%
                1,000,000  Cilcorp, Inc., 8.70%, 10/15/09              1,077,922
                1,300,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                  1,309,775
                1,000,000  Dynegy Holdings Inc., 6.875%,
                              4/1/11                                     994,661
                2,000,000  Progress Energy Inc., 7.10%,
                              3/1/11                                   2,068,653
                1,400,000  Wisconsin Energy Corp., 6.50%,
                              4/1/11                                   1,394,449
                                                                    ------------
                                                                       6,845,460
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 1.9%
                1,500,000  Duke Energy Field Services,
                              7.875%, 8/16/10                          1,609,833
                1,000,000  El Paso Corp. MTN, 8.05%,
                              10/15/30                                 1,068,548
                                                                    ------------
                                                                       2,678,381
                                                                    ------------
FINANCIAL SERVICES -- 3.2%
                1,000,000  Associates Corp., N.A., 6.00%,
                              7/15/05                                  1,007,756
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,047,147
                1,500,000  Ford Motor Credit Co., 6.875%,
                              2/1/06                                   1,539,847
                1,000,000  Household Finance Corp., 6.50%,
                              1/24/06                                  1,020,411
                                                                    ------------
                                                                       4,615,161
                                                                    ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 0.7%
               $1,000,000  Kellogg Co., 7.45%, 4/1/31
                              (Acquired 3/26/01, Cost
                              $1,004,660)(1)                        $  1,005,698
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.4%
                  500,000  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                     532,988
                                                                    ------------
GAS & WATER UTILITIES -- 1.1%
                  500,000  Columbia Energy Group, 6.80%,
                              11/28/05                                   512,394
                1,000,000  KeySpan Corporation, 7.25%,
                              11/15/05                                 1,061,506
                                                                    ------------
                                                                       1,573,900
                                                                    ------------
GROCERY STORES -- 1.5%
                  750,000  Kroger Co., 7.65%, 4/15/07                    797,681
                1,300,000  Safeway Inc., 6.15%, 3/1/06                 1,310,149
                                                                    ------------
                                                                       2,107,830
                                                                    ------------
HOTELS -- 0.5%
                  750,000  MGM Mirage, 8.50%, 9/15/10                    784,020
                                                                    ------------
INDUSTRIAL PARTS -- 0.5%
                  750,000  Caterpillar Financial Services
                              Corp., 5.90%, 9/10/02                      758,454
                                                                    ------------
INDUSTRIAL SERVICES -- 1.1%
                1,550,000  Tyco International Group S.A.,
                              6.375%, 2/15/06                          1,566,715
                                                                    ------------
INFORMATION SERVICES -- 0.5%
                  750,000  KPNQwest NV, 8.125%, 6/1/09                   656,250
                                                                    ------------
MEDIA -- 1.6%
                1,000,000  Comcast Cable Communications,
                              8.375%, 5/1/07                           1,098,139
                1,300,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                  1,175,863
                                                                    ------------
                                                                       2,274,002
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.3%
                  350,000  General Motors Corp., 7.00%,
                              6/15/03                                    361,425
                                                                    ------------
OIL SERVICES -- 1.6%
                1,250,000  Anderson Exploration Ltd.,
                              6.75%, 3/15/11                           1,248,469
                1,000,000  TransOcean Sedco Forex,
                              6.625%, 4/15/11 (Acquired
                              3/30/01, Cost $994,770)(1)               1,000,690
                                                                    ------------
                                                                       2,249,159
                                                                    ------------
RAILROADS -- 1.0%
                  500,000  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                      463,991
                1,000,000  Norfolk Southern Corp., 6.95%,
                              5/1/02                                   1,016,360
                                                                    ------------
                                                                       1,480,351
                                                                    ------------


8      1-800-345-2021                          See Notes to Financial Statements


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
MARCH 31, 2001

Principal Amount                                                      Value
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.7%
               $1,000,000  EOP Operating LP, 6.75%,
                              2/15/08                               $    999,245
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 2.2%
                1,000,000  AXA Financial Inc., 7.75%,
                              8/1/10                                   1,100,247
                2,000,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                  2,058,632
                                                                    ------------
                                                                       3,158,879
                                                                    ------------
TELEPHONE -- 1.1%
                1,500,000  Qwest Capital Funding Inc.,
                              7.75%, 8/15/06 (Acquired
                              8/17/00, Cost $1,498,545)(1)             1,584,200
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 1.0%
                1,350,000  AT&T Wireless Services Inc.,
                              7.875%, 3/1/11 (Acquired
                              3/1/01-3/22/01, Cost
                              $1,355,301)(1)                           1,363,554
                                                                    ------------
TOTAL CORPORATE BONDS                                                 41,648,848
                                                                    ------------
   (Cost $40,504,975)

MORTGAGE-BACKED SECURITIES(2) -- 24.5%
                  638,352  FHLMC Pool #C00553, 7.00%,
                              9/1/27                                     648,116
                  736,397  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                     736,822
                  873,206  FHLMC Pool #C00731, 6.50%,
                              3/1/29                                     873,184
                3,979,071  FHLMC Pool #C038971, 6.50%,
                              6/1/29                                   3,974,035
                  731,031  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                     748,676
                  916,519  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                     928,857
                   82,633  FHLMC Pool #D75034, 8.50%,
                              10/1/26                                     86,405
                  806,084  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                     825,258
                  581,918  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                    592,146
                  440,039  FHLMC Pool #E73566, 7.00%,
                              11/1/13                                    450,871
                  608,672  FNMA Pool #252211, 6.00%,
                              1/1/29                                     594,976
                  426,256  FNMA Pool #252212, 6.50%,
                              1/1/29                                     426,001
                1,023,874  FNMA Pool #252213, 6.00%,
                              1/1/14                                   1,025,781
                  699,635  FNMA Pool #272894, 6.00%,
                              2/1/09                                     706,368
                1,389,412  FNMA Pool #323980, 6.00%,
                              4/1/14                                   1,391,999
                  578,796  FNMA Pool #405425, 7.00%,
                              12/1/27                                    586,859

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,097,914  FNMA Pool #406904, 7.50%,
                              4/1/28                                $  1,125,822
                1,191,364  FNMA Pool #412562, 6.50%,
                              1/1/28                                   1,191,364
                  493,956  FNMA Pool #413812, 6.50%,
                              1/1/28                                     493,956
                1,282,057  FNMA Pool #426069, 7.00%,
                              5/1/28                                   1,298,917
                  155,168  FNMA Pool #426130, 6.00%,
                              5/1/13                                     155,456
                  649,323  FNMA Pool #426773, 6.00%,
                              7/1/13                                     650,533
                  872,615  FNMA Pool #437421, 6.00%,
                              9/1/28                                     852,980
                  256,794  FNMA Pool #450619, 6.00%,
                              12/1/28                                    251,016
                  451,673  FNMA Pool #453956, 6.00%,
                              12/1/28                                    441,510
                  908,813  FNMA Pool #492315, 6.50%,
                              4/1/29                                     906,773
                  803,797  FNMA Pool #506995, 7.50%,
                              7/1/29                                     822,507
                  922,385  FNMA Pool #537234, 7.00%,
                              5/1/30                                     933,759
                2,686,252  FNMA Pool #542599, 7.50%,
                              8/1/30                                   2,747,888
                  330,862  GNMA Pool #230356, 7.50%,
                              8/20/17                                    341,651
                  814,070  GNMA Pool #313107, 7.00%,
                              11/15/22                                   830,937
                   12,689  GNMA Pool #407141, 9.25%,
                              2/15/25                                     13,367
                   29,254  GNMA Pool #407254, 9.25%,
                              3/15/25                                     30,818
                  122,540  GNMA Pool #408099, 8.75%,
                              3/15/25                                    126,549
                  538,008  GNMA Pool #423061, 8.00%,
                              6/15/27                                    557,003
                  359,214  GNMA Pool #423986, 8.00%,
                              8/15/26                                    372,027
                   68,726  GNMA Pool #432437, 7.50%,
                              4/15/27                                     70,575
                  409,258  GNMA Pool #436277, 6.50%,
                              3/15/28                                    409,699
                  173,232  GNMA Pool #443782, 7.50%,
                              11/15/27                                   177,892
                  454,520  GNMA Pool #447692, 7.50%,
                              5/15/27                                    466,748
                   26,982  GNMA Pool #455126, 6.50%,
                              5/15/28                                     27,011
                  379,600  GNMA Pool #458862, 7.50%,
                              2/15/28                                    389,698
                1,748,880  GNMA Pool #458887, 6.50%,
                              5/15/28                                  1,750,763
                   65,543  GNMA Pool #461011, 7.50%,
                              11/15/27                                    67,307
                  422,918  GNMA Pool #463891, 6.50%,
                              5/15/28                                    423,373


See Notes to Financial Statements                 www.americancentury.com      9


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
MARCH 31, 2001

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $   490,356  GNMA Pool #467626, 7.00%,
                              2/15/28                               $    498,401
                  885,869  GNMA Pool #469811, 7.00%,
                              12/15/28                                   900,403
                  661,409  GNMA Pool #471859, 7.00%,
                              4/15/28                                    672,260
                  390,509  GNMA Pool #780412, 7.50%,
                              8/15/26                                    401,297
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      34,996,614
                                                                    ------------
   (Cost $34,312,657)

U.S. TREASURY SECURITIES -- 18.0%
                8,700,000  STRIPS -- PRINCIPAL, 5.91%,
                              11/15/27(3)                              1,904,050
                2,500,000  U.S. Treasury Bonds, 8.00%,
                              11/15/21                                 3,225,000
                1,500,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  1,652,714
                1,700,000  U.S. Treasury Notes, 5.125%,
                              12/31/02(4)                              1,725,099
                5,500,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                  5,946,765
                5,800,000  U.S. Treasury Notes, 5.75%,
                              11/15/05(4)                              6,083,660
                1,000,000  U.S. Treasury Notes, 5.50%,
                              2/15/08                                  1,037,457
                4,022,600  U.S. Treasury Inflation Indexed
                              Bonds, 3.50%, 1/15/11                    4,091,740
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        25,666,485
                                                                    ------------
   (Cost $25,300,821)

ASSET-BACKED SECURITIES(2) -- 12.6%
                  800,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    829,975
                1,000,000  BMW Vehicle Owner Trust, Series
                              1999 A, Class A3 SEQ, 6.41%,
                              4/25/03                                  1,007,800
                  995,039  Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                          1,001,647
                1,250,000  Chase Commercial Mortgage
                              Securities Corp., Series 1999-2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                 1,321,969
                1,000,000  CIT RV Trust, Series 1997 A,
                              Class A6 SEQ, 6.35%,
                              4/15/11                                  1,024,874
                  750,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                    768,541
                1,300,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%, 8/25/26                1,314,429

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,000,000  Delta Air Lines, Series 2000-1,
                              Class A1, 7.38%, 5/18/10              $  1,062,945
                  840,115  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                             857,718
                1,000,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                          1,026,151
                1,000,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                    999,051
                  258,442  Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                        261,440
                1,000,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                      1,022,083
                  636,999  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   643,527
                1,250,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                                 1,263,288
                1,250,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                           1,281,895
                2,000,000  Residential Asset Securities Corp.,
                              Series 1999-KS3, Cl AI2,
                              7.08%, 9/25/20                           2,030,207
                  297,140  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5, 6.92%,
                              10/15/18                                   299,533
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                         18,017,073
                                                                    ------------
   (Cost $17,598,842)

U.S. GOVERNMENT AGENCY SECURITIES -- 9.8%
                2,000,000  FHLMC, 5.25%, 2/15/04                       2,025,360
                1,000,000  FHLMC, 5.75%, 4/15/08                       1,014,584
                3,000,000  FNMA, 7.125%, 2/15/05                       3,207,807
                1,100,000  FNMA, 5.25%, 1/15/09                        1,076,106
                2,000,000  FNMA, 6.625%, 11/15/10                      2,129,670
                  500,000  FNMA MTN, 7.00%, 2/20/07                      510,848
                1,000,000  FNMA MTN, 5.74%, 1/21/09                      992,029
                2,750,000  FNMA, Series B, 7.25%,
                              1/15/10                                  3,039,410
                                                                    ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     13,995,814
                                                                    ------------
   (Cost $13,648,567)


10      1-800-345-2021                         See Notes to Financial Statements


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
MARCH 31, 2001

Principal Amount                                                      Value
--------------------------------------------------------------------------------
FORWARD COMMITMENTS -- 3.5%
               $5,000,000  FHLMC  Purchase, 6.50%,
                              settlement 5/14/01                    $  4,976,560
                                                                    ------------
   (Cost $4,964,062)

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
                1,000,000  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                 1,013,975
                                                                    ------------
   (Cost $971,953)

SOVEREIGN GOVERNMENTS AND AGENCIES -- 0.4%
                  500,000  Hydro Quebec, 8.05%, 7/7/24                   574,763
                                                                    ------------
   (Cost $539,201)

TEMPORARY CASH INVESTMENTS -- 1.3%
                1,800,000  SLMA Discount Notes, 5.13%,
                              4/2/05(5)                                1,800,000
                                                                    ------------
   (Cost $1,799,746)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $142,690,132
                                                                    ============
   (Cost $139,640,824)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest & Principal of Securities

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2001, was $4,954,142 which represented 3.5% of net assets.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(4) Security, or a portion thereof, has been segregated at the custodian bank for forward commitments.

(5) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2001

ASSETS
Investment securities, at value (identified
  cost of $139,640,824) (Note 3) .........................        $ 142,690,132
Receivable for investments sold ..........................            4,973,828
Interest receivable ......................................            1,533,549
                                                                  -------------
                                                                    149,197,509
                                                                  -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ....................................            2,622,918
Payable for investments purchased ........................            5,970,569
Accrued management fees (Note 2) .........................               53,084
Dividends payable ........................................               53,266
Payable for directors' fees and expenses .................                  107
Accrued expenses and other liabilities ...................                   73
                                                                  -------------
                                                                      8,700,017
                                                                  -------------
Net Assets ...............................................        $ 140,497,492
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................          100,000,000
                                                                  =============
Outstanding ..............................................           13,886,669
                                                                  =============

Net Asset Value Per Share ................................        $       10.12
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $ 138,806,438
Accumulated net realized loss
  on investment transactions .............................           (1,358,254)
Net unrealized appreciation
  on investments (Note 3) ................................            3,049,308
                                                                  -------------
                                                                  $ 140,497,492
                                                                  =============


12      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME
Income:
Interest ......................................................      $ 7,599,685
                                                                     -----------

Expenses (Note 2):
Management fees ...............................................          504,776
Directors' fees and expenses ..................................              696
                                                                     -----------
                                                                         505,472
                                                                     -----------

Net investment income .........................................        7,094,213
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..............................          227,059
Change in net unrealized appreciation on investments ..........        5,580,256
                                                                     -----------

Net realized and unrealized gain on investments ...............        5,807,315
                                                                     -----------

Net Increase in Net Assets Resulting from Operations ..........      $12,901,528
                                                                     ===========


See Notes to Financial Statements                www.americancentury.com      13


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

Increase (Decrease) in Net Assets                     2001             2000

OPERATIONS
Net investment income ........................   $   7,094,213    $   6,216,733
Net realized gain (loss) on investments ......         227,059       (1,581,988)
Change in net unrealized appreciation
  (depreciation) on investments ..............       5,580,256       (3,286,409)
                                                 -------------    -------------
Net increase in net assets resulting
  from operations ............................      12,901,528        1,348,336
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................      (7,094,213)      (6,216,733)
In excess of net realized gains
  on investment transactions .................            --            (15,276)
                                                 -------------    -------------
Decrease in net assets from distributions ....      (7,094,213)      (6,232,009)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................      83,575,220       55,889,212
Proceeds from reinvestment
  of distributions ...........................       6,519,666        5,850,307
Payments for shares redeemed .................     (58,596,229)     (58,948,248)
                                                 -------------    -------------
Net increase in net assets from
  capital share transactions .................      31,498,657        2,791,271
                                                 -------------    -------------

Net increase (decrease) in net assets ........      37,305,972       (2,092,402)

NET ASSETS
Beginning of period ..........................     103,191,520      105,283,922
                                                 -------------    -------------
End of period ................................   $ 140,497,492    $ 103,191,520
                                                 =============    =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................       8,476,414        5,768,601
Issued in reinvestment of distributions ......         665,764          601,534
Redeemed .....................................      (5,982,072)      (6,072,294)
                                                 -------------    -------------
Net increase .................................       3,160,106          297,841
                                                 =============    =============


14      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Bond Fund (the fund) is one of the three funds issued by the corporation. The fund is diversified under the 1940 Act. The investment objective of the fund is to obtain a high level of income from investments in a portfolio of longer-term bonds and other debt obligations. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the fund's custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2001, accumulated net realized capital loss carryovers for federal income tax purposes of $1,321,497 (expiring 2008 through 2009) may be used to offset future taxable realized gains.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.45%.

    The fund has a bank line of credit agreement with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in American Century Companies, Inc. See Note 4 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2001, totaled $185,643,471, of which $111,736,759 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended March 31, 2001, totaled $148,987,657, of which $89,934,502 represented U.S. Treasury and Agency obligations.

    As of March 31, 2001, accumulated net unrealized appreciation was $3,013,241, based on the aggregate cost of investments for federal income tax purposes of $139,676,891, which consisted of unrealized appreciation of $3,232,963, and unrealized depreciation of $219,722.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2001.


16      1-800-345-2021


Premium Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                              2001            2000            1999            1998            1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................   $      9.62     $     10.10     $     10.15     $      9.76     $      9.93
                                         -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ..............          0.62            0.61            0.59            0.61            0.61
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................          0.50           (0.48)           --              0.45           (0.17)
                                         -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ...          1.12            0.13            0.59            1.06            0.44
                                         -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income .........         (0.62)          (0.61)          (0.59)          (0.61)          (0.61)
  From Net Realized Gains on
  Investment Transactions ............          --              --             (0.05)          (0.06)           --
  In Excess of Net Realized Gains ....          --             --(1)            --              --              --
                                         -----------     -----------     -----------     -----------     -----------
  Total Distributions ................         (0.62)          (0.61)          (0.64)          (0.67)          (0.61)
                                         -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .......   $     10.12     $      9.62     $     10.10     $     10.15     $      9.76
                                         ===========     ===========     ===========     ===========     ===========
  Total Return(2) ....................         12.03%           1.30%           5.88%          11.14%           4.57%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............          0.45%           0.45%           0.45%           0.45%           0.45%
Ratio of Net Investment Income
  to Average Net Assets ..............          6.31%           6.15%           5.70%           6.06%           6.20%
Portfolio Turnover Rate ..............           139%             64%             71%            138%             63%
Net Assets, End of Period
  (in thousands) .....................   $   140,497     $   103,192     $   105,284     $    65,171     $    21,750

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements                www.americancentury.com      17


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Premium Reserves, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Premium Bond Fund (the "Fund"), one of the funds comprising American Century Premium Reserves, Inc., as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Premium Bond Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 11, 2001


18      1-800-345-2021

Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     PREMIUM BOND seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/Credit Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's A-RATED CORPORATE DEBT FUNDS category invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. Here are the most common credit ratings and their definitions:

     AAA -- extremely strong ability to meet financial obligations.

     AA -- very strong ability to meet financial obligations.

     A -- strong ability to meet financial obligations.

     BBB -- good ability to meet financial obligations.

     BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Manager
       JEFF HOUSTON
   Credit Research Manager
       GREG AFIESH


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of assets, such as credit card debt, auto loans, or home equity loans.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY PREMIUM RESERVES, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0105                                 American Century Investment Services, Inc.
SH-ANN-25408                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Premium Government Reserve
Premium Capital Reserve


March 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The fiscal year ended March 31, 2001, saw the economy and financial markets do a remarkable about-face. For much of 2000, the U.S. economy was strong, while interest rates and money market yields rose. But the Federal Reserve cut interest rates dramatically after stocks and economic growth dropped off sharply late last year.

     This sharp volatility provides an excellent reminder of the value of portfolio diversification over time. For the last several years, diversification hasn't seemed to pay. And with nearly minute-by-minute market analysis available to investors, it's easy to lose sight of the fact that investing is an exercise measured in years, even decades. But historically, investors who take this diversified, long-term approach have been well rewarded for their patience through all types of markets.

     And just as we hope our shareholders follow their investing blueprint even in trying times, we continue to stick to our disciplines in all our funds here at American Century. This consistent management approach helped the Premium Government Reserve and Premium Capital Reserve money market funds provide shareholders stability of principal with better-than-average yields and returns last year (see pages 4 and 7 for more performance information).

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is an important designation for us, because we think it demonstrates how far we go to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"--the collective wisdom of our investment and service professionals.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Frequently Asked
      Questions ...........................................................    3
PREMIUM GOVERNMENT RESERVE
   Performance Information ................................................    4
   Portfolio at a Glance ..................................................    4
   Management Q&A .........................................................    5
   Portfolio Composition
      by Maturity .........................................................    5
   Schedule of Investments ................................................    6
PREMIUM CAPITAL RESERVE
   Performance Information ................................................    7
   Portfolio at a Glance ..................................................    7
   Management Q&A .........................................................    8
   Portfolio Composition
      by Maturity .........................................................    8
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   12
   Statement of Operations ................................................   13
   Statement of Changes
      in Net Assets .......................................................   14
   Notes to Financial
      Statements ..........................................................   15
   Financial Highlights ...................................................   16
   Independent Auditors'
      Report ..............................................................   18
OTHER INFORMATION
   Retirement Account
      Information .........................................................   19
   Background Information
      Investment Philosophy
         and Policies .....................................................   20
      Comparative Indices .................................................   20
      Lipper Rankings .....................................................   20
      Investment Team
         Leaders ..........................................................   20
      Credit Rating
         Guidelines .......................................................   20
   Glossary ...............................................................   21


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

PREMIUM GOVERNMENT RESERVE

* Premium Government performed very well during the 12 months ended March 31, 2001, in what was a volatile year for stocks and the economy.

* The fund's yield and return were both much better than average, according to fund tracker Lipper Inc. (see pages 4 and 5 for comparative performance data).

* Money market yields fell sharply during the last several months of the fiscal year along with stocks, economic growth, and interest rates.

* We worked hard to maintain the fund's yield despite the decline in market rates. One way we did that was by adding higher-yielding, longer-term government agency securities.

* Looking ahead, we think the Federal Reserve is about done cutting interest rates. If we're right, money market yields should stabilize in the coming months.

PREMIUM CAPITAL RESERVE

* Premium Capital provided better-than-average yields and returns during a volatile year in stocks and the economy (see pages 7 and 8 for comparative performance data).

* Money market yields fell sharply during the last several months of the fiscal year along with stocks, economic growth, and interest rates.

* Yields on corporate money market securities fell even further, as companies issued fewer money market instruments, preferring instead to lock in lower long-term borrowing costs.

* With the economy slowing, we concentrated on improving the fund's credit quality.

* Our credit research team deserves recognition for steering us clear of troubled corporate money market issuers, including California's distressed utilities.

* Looking ahead, we think the Federal Reserve is about done cutting interest rates. If we're right, money market yields should stabilize in the coming months.

[left margin]

              PREMIUM GOVERNMENT RESERVE
                        (TWPXX)
       TOTAL RETURNS:             AS OF 3/31/01
          6 Months                        2.90%*
          1 Year                          6.01%
       7-DAY CURRENT YIELD:               4.71%
       INCEPTION DATE:                   4/1/93
       NET ASSETS:                 $98.2 million

                PREMIUM CAPITAL RESERVE
                        (TCRXX)
       TOTAL RETURNS:             AS OF 3/31/01
          6 Months                        2.99%*
          1 Year                          6.18%
       7-DAY CURRENT YIELD:               4.94%
       INCEPTION DATE:                   4/1/93
       NET ASSETS:                $526.8 million

* Not annualized.

See Total Returns on pages 4 and 7.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

     Since November 2000, dividends have been paid on the last business day of the month, rather than the last Friday of the month. We hope this change makes your dividend payment date easier to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a seven-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY MARKET FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the FDIC or any other government agency. Although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* We must have your written or electronic authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS FROM ANOTHER AMERICAN CENTURY ACCOUNT DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.


                                                 www.americancentury.com      3


Premium Government Reserve--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                PREMIUM       90-DAY
               GOVERNMENT    TREASURY     U.S. GOVERNMENT MONEY MARKET FUNDS(2)
                RESERVE     BILL INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      2.90%        2.74%             2.76%              --
1 YEAR           6.01%        5.80%             5.71%         15 OUT OF 136
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          5.34%        5.18%             5.06%         14 OUT OF 114
5 YEARS          5.27%        5.17%             5.01%         14 OUT OF 102
LIFE OF FUND     4.90%        4.92%             4.69%(3)      12 OUT OF 78(3)

The fund's inception date was 4/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 20-21 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                           3/31/01      3/31/00
NUMBER OF SECURITIES         20           25
WEIGHTED AVERAGE
   MATURITY                61 DAYS      72 DAYS
EXPENSE RATIO               0.45%        0.45%

YIELDS AS OF MARCH 31, 2001
7-DAY CURRENT YIELD               4.71%
7-DAY EFFECTIVE YIELD             4.82%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return.


4      1-800-345-2021


Premium Government Reserve--Q&A
--------------------------------------------------------------------------------
[photo of Beth Bunnell Hunter]

     An interview with Beth Bunnell Hunter, a portfolio manager on the Premium Government Reserve fund investment team.

HOW DID PREMIUM GOVERNMENT RESERVE PERFORM DURING THE FISCAL YEAR ENDED MARCH 31, 2001?

     The fund performed very well while providing shareholders with stability of principal during an exceptionally volatile period in U.S. financial markets. For the year, Premium Government Reserve's return was much better than that of the average government money market fund tracked by Lipper Inc. What's more, the fund's return ranks in the top 15% of the Lipper group for the one-, three-, and five-year periods ended March 31 (see the previous page for complete ranking information).

HOW DID THE FUND'S YIELD COMPARE?

     We're proud to note that Premium Government Reserve's 7-day effective yield of 4.82% at the end of March was higher than the 4.59% average effective yield of the Lipper group.

WHAT WERE THE BIGGEST MARKET FACTORS AFFECTING PERFORMANCE DURING THE  FISCAL
YEAR?

     We saw the economy and financial markets swing around 180 degrees. Economic growth and interest rates rose sharply for much of 2000, but stocks and the economy went into a free fall later in the year. That prompted the Federal Reserve (the Fed) to do an about-face on interest rates beginning in 2001.

     Money market fund yields tend to track changes in the economy and interest rates, so the recent swoon by stocks and the economy was a bad sign for yields. Sure enough, the Fed has cut interest rates aggressively so far in 2001 to kick-start growth. In addition, all the demand from investors fleeing stocks for the stability of money market funds pushed yields down even further in recent months.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

     Our challenge was to find yields that we felt were attractive enough to merit locking in, though those opportunities were pretty rare because we had to put money to work as our assets grew along with demand for money market investments. Fortunately, we were able to find some attractive, longer-term government agency securities to help offset the decline in the fund's yield.

WHAT'S YOUR OUTLOOK FOR THE FUND  AND MONEY MARKET YIELDS?

     We think most of the Fed's rate-cutting cycle is already behind us. As a result, we think money market yields could stabilize in the coming months. Because of that outlook, we'll look to add high-quality one-year securities if their relative values and yields improve later this year.

[right margin]

"THE FUND PERFORMED VERY WELL WHILE PROVIDING SHAREHOLDERS WITH STABILITY OF PRINCIPAL DURING AN EXCEPTIONALLY VOLATILE PERIOD IN U.S. FINANCIAL MARKETS."

[pie charts - data below]

PORTFOLIO COMPOSITION
BY MATURITY
                       AS OF MARCH 31, 2001
1-30 DAYS                       75%
31-90 DAYS                       3%
91-180 DAYS                      3%
MORE THAN 180 DAYS              19%

                     AS OF SEPTEMBER 30, 2000
1-30 DAYS                       51%
31-90 DAYS                      28%
91-180 DAYS                     14%
MORE THAN 180 DAYS               7%


                                                 www.americancentury.com      5


Premium Government Reserve--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES(1) -- 58.2%
             $  2,000,000  FFCB, 5.125%, 4/2/01                      $ 1,999,990
                3,000,000  FHLB, 5.50%, 8/13/01                        3,008,752
                2,000,000  FHLB, 5.05%, 2/5/02                         2,000,724
                2,000,000  FHLB, 6.75%, 2/15/02                        2,025,205
                5,000,000  FHLB, VRN, 4.80%, 4/4/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.49% with
                              no caps                                  4,999,825
                3,000,000  FHLMC, 5.40%, 4/12/01                       2,999,691
                2,000,000  FHLMC, 5.00%, 11/9/01                       1,988,413
                1,065,000  FNMA, 5.30%, 5/17/01                        1,063,359
                2,000,000  FNMA, 7.25%, 5/25/01                        2,000,000
                2,000,000  FNMA, 6.375%, 12/21/01                      2,006,976
                6,000,000  FNMA, 5.40%, 1/18/02                        6,005,279
                5,000,000  SLMA MTN, VRN, 4.74%,
                              4/3/01, resets weekly off the
                              3-month T-Bill plus 0.43% with
                              no caps                                  5,000,000
                5,000,000  SLMA MTN, VRN, 4.74%,
                              4/3/01, resets weekly off the
                              3-month T-Bill plus 0.43% with
                              no caps                                  4,998,274
                4,000,000  SLMA MTN, VRN, 6.17%,
                              4/3/01, resets weekly off the
                              3-month T-Bill rate plus 0.28%
                              with a floor of 6.17% and
                              no caps                                  4,000,000
                5,000,000  SLMA MTN, VRN, 4.80%,
                              4/3/01, resets weekly off the
                              3-month T-Bill rate plus 0.49%
                              with no caps                             5,001,525
                3,000,000  SLMA MTN, VRN, 5.89%,
                              4/3/01, resets weekly off the
                              3-month T-Bill rate with a floor
                              of 5.89% and no caps                     3,000,000
                5,000,000  SLMA, VRN, 6.30%, 4/3/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.41% with a
                              floor of 6.30% and no caps               5,000,000
                                                                     -----------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     57,098,013
                                                                     -----------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1) -- 41.8%
             $  3,000,000  FHLMC Discount Notes, 4.74%,
                              11/16/01                               $ 2,909,545
                1,500,000  FNMA Discount Notes, 4.58%,
                              12/28/01                                 1,448,284
               36,700,000  SLMA Discount Notes, 5.13%,
                              4/2/01                                  36,694,770
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY
DISCOUNT NOTES                                                        41,052,599
                                                                     -----------
TOTAL INVESTMENT SECURITIES -- 100.0%                                $98,150,612
                                                                     ===========

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SLMA = Student Loan Marketing Association

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 2001.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency Securities are the stated coupon rates.


6      1-800-345-2021                          See Notes to Financial Statements


Premium Capital Reserve--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                PREMIUM      90-DAY TREASURY   MONEY MARKET INSTRUMENT FUNDS(2)
            CAPITAL RESERVE     BILL INDEX     AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      2.99%            2.74%             2.74%            --
1 YEAR           6.18%            5.80%             5.68%       28 OUT OF 368
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          5.50%            5.18%             5.04%       28 OUT OF 300
5 YEARS          5.40%            5.17%             5.01%       28 OUT OF 257
LIFE OF FUND     5.00%            4.92%             4.76%(3)    25 OUT OF 173(3)

The fund's inception date was 4/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 20-21 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                           3/31/01      3/31/00
NUMBER OF SECURITIES         64           54
WEIGHTED AVERAGE
   MATURITY                70 DAYS      59 DAYS
EXPENSE RATIO               0.45%        0.45%

YIELDS AS OF MARCH 31, 2001
7-DAY CURRENT YIELD                4.94%
7-DAY EFFECTIVE YIELD              5.07%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return.


                                                 www.americancentury.com      7


Premium Capital Reserve--Q&A
--------------------------------------------------------------------------------

     An interview with Beth Bunnell Hunter (pictured on page 5), a portfolio manager on the Premium Capital Reserve fund investment team.

HOW DID PREMIUM CAPITAL RESERVE PERFORM DURING THE FISCAL YEAR ENDED MARCH 31, 2001?

     The fund provided shareholders with solid performance and stability of principal during a volatile year in U.S. financial markets. What's more, the fund's average annual returns rank in the top 10% of the money market funds tracked by Lipper Inc. for the one- and three-year periods ended March 31 (see the previous page for complete ranking information). In addition, Premium Capital Reserve's 7-day effective yield of 5.07% at the end of March was higher than the 4.54% average effective yield of the Lipper group.

WHAT WERE THE BIGGEST MARKET FACTORS AFFECTING PERFORMANCE?

     The fiscal year was a tale of two halves, with economic growth and interest rates rising sharply for much of 2000. But the investing environment changed dramatically later in the year, as stocks and the economy went into a free fall, while the Federal Reserve (the Fed) did an about-face on interest rates beginning in 2001.

WHAT DID THAT MEAN FOR THE FUND'S YIELD?

     Unfortunately, those changes caused a big decline in money market yields late last year. With the economy slowing, investors started to push bond and money market yields down, figuring it was only a matter of time before the Fed cut short-term lending rates to kick-start growth.

     In addition, many corporations decided to lock in lower borrowing costs by issuing more long-term debt and fewer money market securities. This came at a time when investors were fleeing stocks for the stability of money market funds. Less supply and more demand for corporate money market securities pushed yields down even further.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

     With the economy slowing, we worked on increasing the fund's credit quality. One way we did that was by focusing on some of the highest-rated corporate money market securities. In addition, we should mention that our team of credit analysts did a good job steering the fund away from money market securities issued by California's distressed utilities.

     Another way we enhanced the fund's credit quality was by adding government agency debt. This trade helped performance because yields on government agency securities were relatively attractive as a result of a big increase in agency supply.

WHAT'S YOUR OUTLOOK FOR THE FUND  AND MONEY MARKET YIELDS?

     We think most of the Fed's rate-cutting cycle is already behind us. As a result, we think money market yields could stabilize in the coming months. Because of that outlook, we'll look to add high-quality one-year securities if their relative values and yields improve later this year.

[left margin]

"WITH THE ECONOMY SLOWING, WE WORKED ON INCREASING THE FUND'S CREDIT QUALITY."

[pie charts - data below]

PORTFOLIO COMPOSITION
BY MATURITY
                       AS OF MARCH 31, 2001
1-30 DAYS                       39%
31-90 DAYS                      40%
91-180 DAYS                     11%
MORE THAN 180 DAYS              10%

                     AS OF SEPTEMBER 30, 2000
1-30 DAYS                       40%
31-90 DAYS                      30%
91-180 DAYS                     17%
MORE THAN 180 DAYS              13%


8      1-800-345-2021


Premium Capital Reserve--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER(1) -- 68.7%
             $  4,000,000  Abbey National North America,
                              5.60%, 4/4/01                         $  3,998,133
                5,000,000  AEGON Funding Corp., 5.42%,
                              4/12/01 (Acquired 1/9/01,
                              Cost $4,929,992)(2)                      4,991,720
               12,000,000  Allianz of America Inc.,
                              4.82%-5.34%,
                              4/19/01-5/18/01 (Acquired
                              2/14/01-3/16/01, Cost
                              $11,892,331)(2)                         11,945,891
               13,500,000  American Family Financial
                              Services, 4.84%-5.34%,
                              6/1/01-8/17/01                          13,287,549
                5,000,000  Banco Bradesco SA, Grand
                              Cayman Branch, 6.42%,
                              5/16/01                                  4,959,875
               24,726,000  Black Forest Funding,
                              5.24%-5.32%,
                              4/2/01-4/16/01 (Acquired
                              3/2/01-3/14/01, Cost
                              $24,615,781)(2)                         24,705,701
               10,000,000  Citicorp, 5.06%, 5/14/01                    9,939,561
               15,000,000  Corporate Receivables Corp.,
                              4.97%-6.17%,
                              4/5/01-5/23/01 (Acquired
                              1/2/01-3/5/01, Cost
                              $14,807,176)(2)                         14,956,782
               20,000,000  Credit Suisse First Boston Inc.,
                              4.91%-5.09%,
                              6/13/01-7/16/01 (Acquired
                              2/1/01-3/12/01, Cost
                              $19,654,712)(2)                         19,749,348
               11,000,000  Dakota Certificates (Citibank),
                              5.02%-5.25%,
                              4/6/01-5/22/01 (Acquired
                              2/28/01-3/2/01, Cost
                              $10,881,654)(2)                         10,928,154
                3,000,000  Demir Funding Corp., 6.46%,
                              4/10/01                                  2,995,154
                4,500,000  Diageo plc, 4.97%-5.20%,
                              5/8/01-6/6/01 (Acquired
                              2/13/01-3/1/01, Cost
                              $4,443,513)(2)                           4,470,299
               20,000,000  Emerald Certificates,
                              5.00%-5.38%,
                              5/1/01-6/4/01 (Acquired
                              2/1/01-3/2/01, Cost
                              $19,743,638)(2)                         19,869,804
               16,500,000  Falcon Asset Securities Corp.,
                              4.85%-5.30%,
                              4/3/01-6/15/01 (Acquired
                              3/5/01-3/29/01, Cost
                              $16,381,198)(2)                         16,413,154
               13,000,000  Fortis Funding LLC, 6.44%,
                              4/10/01 (Acquired 10/10/00,
                              Cost $12,579,074)(2)                    12,979,071

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  6,900,000  General Electric Capital Corp.,
                              5.05%-5.15%,
                              4/3/01-4/18/01                        $  6,889,842
                4,500,000  GMAC Mortgage Corp., 5.29%,
                              4/2/01                                   4,499,339
                3,000,000  Halogen Capital Co., 5.62%,
                              4/12/01 (Acquired 1/17/01,
                              Cost $2,960,192)(2)                      2,994,848
               25,000,000  Morgan Stanley Dean Witter & Co.,
                              4.70%-6.05%,
                              4/9/01-6/28/01                          24,884,681
               16,000,000  Newcastle Certificates,
                              5.06%-5.30%,
                              5/2/01-5/15/01 (Acquired
                              2/12/01-3/30/01, Cost
                              $15,855,877)(2)                         15,915,277
               17,000,000  Old Line Funding Corp.,
                              4.96%-5.05%,
                              4/4/01-5/11/01 (Acquired
                              3/26/01-3/27/01, Cost
                              $16,943,975)(2)                         16,957,214
               14,500,000  Receivables Capital Corp.,
                              4.98%-5.22%,
                              4/5/01-7/27/01 (Acquired
                              1/5/01-3/28/01, Cost
                              $14,322,009)(2)                         14,394,424
               10,000,000  Rio Tinto America Inc.,
                              4.70%-4.93%,
                              6/8/01-6/22/01 (Acquired
                              3/5/01-3/21/01, Cost
                              $9,874,243)(2)                           9,899,911
                4,000,000  Royal Bank of Canada, 5.35%,
                              7/9/01                                   3,941,150
               10,000,000  Spintab-Swedmortgage AB,
                              4.90%-5.17%,
                              6/6/01-6/8/01                            9,906,331
               20,500,000  Tannehill Capital Company LLC,
                              4.77%-5.53%,
                              4/9/01-6/15/01 (Acquired
                              1/11/01-3/19/01, Cost
                              $20,245,974)(2)                         20,414,788
               10,000,000  UBS Finance Holdings, 5.34%,
                              5/24/01                                  9,921,383
                5,000,000  Verizon Network Funding, 5.32%,
                              4/12/01                                  4,991,872
               15,000,000  WCP Funding Inc.,
                              4.69%-5.40%,
                              4/6/01-6/22/01 (Acquired
                              1/30/01-3/21/01, Cost
                              $14,850,164)(2)                         14,922,562
               23,943,000  Windmill Funding Corp.,
                              4.81%-5.34%,
                              4/16/01-6/6/01 (Acquired
                              2/15/01-3/19/01, Cost
                              $23,731,442)(2)                         23,840,317
                                                                    ------------
TOTAL COMMERCIAL PAPER                                               360,564,135
                                                                    ------------


See Notes to Financial Statements                 www.americancentury.com      9


Premium Capital Reserve--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 8.8%
              $10,000,000  Bayer Corp., 4.75%, 3/19/02              $  9,997,203
                5,000,000  Eli Lilly & Co., 4.70%, 3/22/02             5,000,000
                1,900,000  General Motors Acceptance Corp.,
                              VRN, 5.67%, 4/23/01, resets
                              quarterly off the 3-month
                              LIBOR plus 0.02% with
                              no caps                                  1,899,773
               10,140,000  General Motors Acceptance Corp.,
                              6.375%, 9/28/01-12/1/01                 10,205,484
                3,000,000  Jackson National Life Insurance
                              Co., VRN, 5.41%, 4/9/01,
                              resets monthly off the 1-month
                              LIBOR plus 0.15% with no
                              caps (Acquired 6/9/00, Cost
                              $3,000,000)(2)                           3,000,000
                5,000,000  Transamerica Asset Funding Corp.,
                              VRN, 5.64%, 5/1/01, resets
                              quarterly off the 3-month
                              LIBOR plus 0.11% with no
                              caps (Acquired 11/9/99, Cost
                              $5,000,000)(2)                           5,000,000
                6,000,000  Travelers Insurance Company
                              (The), VRN, 5.09%, 4/23/01,
                              resets monthly off the 1-month
                              LIBOR plus 0.03% with no
                              caps (Acquired 5/22/00, Cost
                              $6,000,000)(2)                           6,000,000
                5,000,000  U.S. Bank NA Minnesota, VRN,
                              5.05%, 4/18/01, resets
                              monthly off the 1-month LIBOR
                              plus 0.07% with no caps                  5,001,275
                                                                    ------------
TOTAL CORPORATE BONDS                                                 46,103,735
                                                                    ------------
CERTIFICATES OF DEPOSIT -- 8.2%
                5,000,000  Abbey National Treasury Services
                              PLC, 7.33%, 5/16/01                      5,000,059
                5,000,000  Bayerische Landesbank
                              Girozentrale (New York), 6.33%,
                              6/11/01                                  4,999,999
                5,000,000  Canadian Imperial Bank of
                              Commerce, 4.78%, 6/18/01                 5,000,000
                5,000,000  Commerzbank AG, 5.76%,
                              4/9/01                                   5,000,043
                3,000,000  National Westminster Bank PLC
                              (New York), 6.87%, 4/3/01                2,999,997
                5,000,000  Rabobank Nederland NV/NY,
                              5.27%, 1/14/02                           4,999,215
               10,000,000  UBS AG, 6.89%-6.97%,
                              8/2/01-8/20/01                           9,998,946
                5,000,000  Westdeutsche Landesbank,
                              7.10%, 5/3/01                            5,000,000
                                                                    ------------
TOTAL CERTIFICATES OF DEPOSIT                                         42,998,259
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 7.5%
             $  7,000,000  FHLB, 5.50%, 8/13/01                     $  7,014,539
                  900,000  FHLB, 6.35%, 10/26/01                         905,107
                  250,000  FHLB, 4.98%, 11/23/01                         249,462
                4,000,000  FHLB, 5.05%, 2/5/02                         4,001,090
                2,000,000  FHLMC, 5.00%, 11/9/01                       1,988,413
                5,000,000  FNMA, 5.40%, 1/18/02                        5,000,000
                5,000,000  FNMA, 5.25%, 2/21/02                        5,000,000
               15,000,000  SLMA MTN, VRN, 5.89%,
                              4/3/01, resets weekly off the
                              3-month T-Bill rate with a floor
                              of 5.89% and no caps                    15,000,000
                                                                    ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     39,158,611
                                                                    ------------
SHORT-TERM MUNICIPAL SECURITIES -- 4.1%
                2,600,000  California Infrastructure &
                              Economic Development Bank
                              Industrial Rev., Series 2000 B,
                              (Bonny Doon), VRDN, 5.20%,
                              4/5/01                                   2,600,000
                3,000,000  Casa Grande Arizona Industrial
                              Development Auth. Rev., Series
                              2000 B, (Aztec Pulp), VRDN,
                              5.18%, 4/5/01                            3,000,000
                5,105,000  Cook County Illinois Industrial
                              Development Rev., Series
                              1999 B, (Devorahco LLC),
                              VRDN, 5.16%, 4/5/01
                              (Acquired 3/23/01, Cost
                              $5,105,000)(2)                           5,105,000
                8,000,000  Riverside County California,
                              VRDN, 5.20%, 4/4/01                      8,000,000
                3,120,000  Washington State Housing
                              Finance Commission, Series
                              1997 B, (Glenbrooke
                              Apartments), VRDN, 5.15%,
                              4/5/01                                   3,120,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 21,825,000
                                                                    ------------
ASSET-BACKED SECURITIES(3) -- 1.0%
                  142,455  Associates Automobile
                              Receivables Trust, Series
                              2000-1, Class A1 SEQ,
                              6.85%, 6/15/01                             142,455
                   70,075  Household Automotive Trust,
                              Series 2000-2, Class A1 SEQ,
                              6.81%, 7/16/01                              70,075
                5,000,000  Household Automotive Trust,
                              Series 2001-1, Class A1 SEQ,
                              4.99%, 3/18/02                           4,999,393
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          5,211,923
                                                                    ------------


10      1-800-345-2021                         See Notes to Financial Statements


Premium Capital Reserve--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1) -- 0.9%
             $  5,000,000  FFCB Discount Notes, 4.49%,
                              3/13/02                               $  4,784,231
                                                                    ------------
BANK NOTES -- 0.8%
                4,000,000  Bank of America N.A., 7.20%,
                              5/4/01                                   4,000,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                               $524,645,894
                                                                    ============


NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 2001.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 2001.

(1) The rates for commercial paper and discount notes are the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2001, was $279,454,265 which represented 53.0% of net assets. Restricted securities considered illiquid represent 2.7% of net assets.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average maturity.


See Notes to Financial Statements                www.americancentury.com      11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                     PREMIUM           PREMIUM
                                                   GOVERNMENT          CAPITAL
MARCH 31, 2001                                       RESERVE           RESERVE
ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) .............    $   98,150,612    $  524,645,894
Interest receivable ........................           647,515         2,867,757
Prepaid portfolio insurance ................              --              39,856
                                                --------------    --------------
                                                    98,798,127       527,553,507
                                                --------------    --------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...................           539,108           561,274
Accrued management fees
  (Note 2) .................................            36,516           197,811
Payable for directors' fees
  and expenses .............................                74               401
                                                --------------    --------------
                                                       575,698           759,486
                                                --------------    --------------
Net Assets .................................    $   98,222,429    $  526,794,021
                                                ==============    ==============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized .................................     1,000,000,000     1,000,000,000
                                                ==============    ==============
Outstanding ................................        98,209,443       526,790,454
                                                ==============    ==============
Net Asset Value Per Share ..................    $         1.00    $         1.00
                                                ==============    ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ....    $   98,209,443    $  526,790,454
Undistributed net realized gain
  on investment transactions ...............            12,986             3,567
                                                --------------    --------------
                                                $   98,222,429    $  526,794,021
                                                ==============    ==============


12      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                      PREMIUM           PREMIUM
                                                    GOVERNMENT          CAPITAL
YEAR ENDED MARCH 31, 2001                             RESERVE           RESERVE

INVESTMENT INCOME
Income:
Interest ...................................       $ 5,959,187       $26,691,307
                                                   -----------       -----------

Expenses (Note 2):
Management fees ............................           424,151         1,860,437
Directors' fees and expenses ...............               564             2,535
Portfolio insurance and
  other expenses ...........................              --               7,684
                                                   -----------       -----------
                                                       424,715         1,870,656
                                                   -----------       -----------

Net investment income ......................         5,534,472        24,820,651
                                                   -----------       -----------

Net realized gain on investments ...........            15,680             3,579
                                                   -----------       -----------

Net Increase in Net Assets
  Resulting from Operations ................       $ 5,550,152       $24,824,230
                                                   ===========       ===========


See Notes to Financial Statements                www.americancentury.com      13


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

                                          PREMIUM GOVERNMENT RESERVE       PREMIUM CAPITAL RESERVE
Increase (Decrease) in Net Assets            2001            2000           2001             2000

OPERATIONS
Net investment income .............   $   5,534,472    $   4,383,471    $  24,820,651    $  16,043,951
Net realized gain (loss)
  on investments ..................          15,680           (2,694)           3,579            7,716
                                      -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations .......       5,550,152        4,380,777       24,824,230       16,051,667
                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........      (5,534,472)      (4,383,471)     (24,820,651)     (16,043,951)
From net realized gains on
  investment transactions .........            --               --               --             (4,674)
                                      -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ..............      (5,534,472)      (4,383,471)     (24,820,651)     (16,048,625)
                                      -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........     248,596,394      385,615,932      531,260,667      576,548,075
Proceeds from reinvestment
  of distributions ................       5,434,153        4,334,708       23,856,024       15,425,655
Payments for shares redeemed ......    (235,232,329)    (431,832,940)    (407,045,071)    (489,306,402)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) in net
  assets from capital
  share transactions ..............      18,798,218      (41,882,300)     148,071,620      102,667,328
                                      -------------    -------------    -------------    -------------
Net increase (decrease)
  in net assets ...................      18,813,898      (41,884,994)     148,075,199      102,670,370

NET ASSETS
Beginning of period ...............      79,408,531      121,293,525      378,718,822      276,048,452
                                      -------------    -------------    -------------    -------------
End of period .....................   $  98,222,429    $  79,408,531    $ 526,794,021    $ 378,718,822
                                      =============    =============    =============    =============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ..............................     248,596,394      385,615,932      531,260,667      576,548,075
Issued in reinvestment
  of distributions ................       5,434,153        4,334,708       23,856,024       15,425,655
Redeemed ..........................    (235,232,329)    (431,832,940)    (407,045,071)    (489,306,402)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) ...........      18,798,218      (41,882,300)     148,071,620      102,667,328
                                      =============    =============    =============    =============


14      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Government Reserve Fund (Government Reserve) and Premium Capital Reserve Fund (Capital Reserve) (the funds) are two of the three funds issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Government Reserve and Capital Reserve is to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The following accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. The funds do not expect to realize any long-term capital gains and, accordingly do not expect to pay any long-term capital gains distributions.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM that provides the funds with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's average daily closing net assets during the previous month. The annual management fee for each fund is 0.45%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.


                                                 www.americancentury.com      15


Premium Government Reserve--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                      2001       2000       1999        1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $1.00       $1.00      $1.00       $1.00      $1.00
                                    --------   --------   ---------   --------   ---------
Income From Investment Operations

  Net Investment Income ............  0.06       0.05       0.05        0.05       0.05
                                    --------   --------   ---------   --------   ---------
Distributions

  From Net Investment Income ....... (0.06)     (0.05)     (0.05)      (0.05)     (0.05)
                                    --------   --------   ---------   --------   ---------
Net Asset Value, End of Period ..... $1.00      $1.00      $1.00       $1.00      $1.00
                                    ========   ========   =========   ========   =========
  Total Return(1) ..................  6.01%      5.03%      4.98%       5.25%      5.07%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............  0.45%      0.45%      0.45%       0.45%      0.45%
Ratio of Net Investment Income
  to Average Net Assets ............  5.86%      4.89%      4.82%       5.13%      4.96%
Net Assets, End of Period
  (in thousands) ...................$98,222    $79,409    $121,294     $44,495    $38,838

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


16      1-800-345-2021                         See Notes to Financial Statements


Premium Capital Reserve--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                      2001       2000       1999        1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $1.00      $1.00      $1.00       $1.00      $1.00
                                    --------   --------   ---------   --------   ---------
Income From Investment Operations

  Net Investment Income ............  0.06       0.05       0.05        0.05       0.05
                                    --------   --------   ---------   --------   ---------
Distributions

  From Net Investment Income ....... (0.06)     (0.05)     (0.05)      (0.05)     (0.05)
                                    --------   --------   ---------   --------   ---------
Net Asset Value, End of Period ..... $1.00      $1.00      $1.00       $1.00      $1.00
                                    ========   ========   =========   ========   =========
  Total Return(1) ..................  6.18%      5.18%      5.14%       5.38%      5.13%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............  0.45%      0.45%      0.45%       0.45%      0.45%
Ratio of Net Investment Income
  to Average Net Assets ............  5.99%      5.09%      4.99%       5.26%      5.01%
Net Assets, End of Period
  (in thousands) ...................$526,794   $378,719   $276,048    $182,487   $153,958

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements                www.americancentury.com      17


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Premium Reserves, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Premium Government Reserve and Premium Capital Reserve (collectively the "Funds"), two of the funds comprising American Century Premium Reserves, Inc., as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Premium Government Reserve and Premium Capital Reserve as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 11, 2001


18      1-800-345-2021


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     PREMIUM GOVERNMENT RESERVE and PREMIUM CAPITAL RESERVE seek to provide interest income while maintaining a stable share price. Premium Government Reserve invests in U.S. government money market securities, while Premium Capital Reserve invests in a diversified portfolio of money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the Premium Reserve Money Market  funds are:

     U.S. GOVERNMENT MONEY MARKET FUNDS (Premium Government Reserve) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

     MONEY MARKET INSTRUMENT FUNDS (Premium Capital Reserve) -- funds that intend to maintain a stable net asset value and invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

     But unlike most of the funds in their Lipper categories, the Premium Reserve Money Market funds are intended for high-net-worth individual investors (minimum balance requirement is $100,000). In addition to higher minimums, the Premium Reserve Money Market funds have lower expenses, giving them an advantage compared with their Lipper peer group. All else being equal, lower expenses translate into higher yields and returns.

[left margin]

INVESTMENT TEAM LEADERS
     Portfolio Manager
        BETH BUNNELL HUNTER

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     A-1 (WHICH INCLUDES A-1+) IS STANDARD & POOR'S HIGHEST CREDIT RATING FOR SHORT-TERM SECURITIES. HERE ARE THE MOST COMMON SHORT-TERM CREDIT RATINGS AND THEIR DEFINITIONS:

*    A-1+: EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A-1: STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A-2: SATISFACTORY ABILITY TO MEET FINANCIAL OBLIGATIONS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


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Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-17.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* BANK NOTES -- promissory notes issued in the U.S. by domestic commercial banks.

* CERTIFICATES OF DEPOSIT (CDS) -- CDs represent a bank's obligation to repay money deposited with it for a specified period of time.

* COMMERCIAL PAPER (CP) -- short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.

* U.S. GOVERNMENT AGENCY NOTES -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 397 days or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* VARIABLE-RATE NOTES (VRNS) -- debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate.


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY PREMIUM RESERVES, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0105                                 American Century Investment Services, Inc.
SH-ANN-25407                      (c)2001 American Century Services Corporation